Exhibit 4.4

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to the THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “IRA”), dated December 27, 2005, by and among Quark Biotech, Inc., a California corporation (the “Company”), the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, the Series E Investors, the Series F Investors, the Series G Investors, the Common Holders and the Founders (all collectively the “Parties”), is made effective as of February 12, 2007 by and among the Parties. All capitalized terms used but not defined herein shall have the meanings given to them in the IRA.

RECITALS

WHEREAS, the parties hereto have previously entered into the IRA; and

WHEREAS,  in accordance with Section 8.2 of the IRA, the parties hereto wish to amend the IRA to reflect the agreements set forth herein.

NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein, the Parties hereby agree to amend the IRA as follows:

AGREEMENT

1.             Amendment to Section 2.5(a).

The following language contained in Section 2.5(a) of the IRA:

“(z) the pre-offering market capitalization of the corporation is at least $200,000,000 (or ¥20,000,000,000 if the primary listing of shares in on a Japan exchange or over-the-counter market)”

shall be amended to read as follows:

“(z) the pre-offering market capitalization of the corporation is at least $125,000,000 (or ¥12,500,000,000 if the primary listing of shares in on a Japan exchange or over-the-counter market)”

2.             General

(a)           Full Force and Effect. Except as expressly modified by this Amendment, all of the terms and conditions of the IRA shall remain in full force and effect.

(b)           Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

(c)           Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of California.

In Witness Whereof, the Parties hereto have executed this Amendment as of the day and year first set forth above.

QUARK BIOTECH, INC. a California corporation

/s/ Daniel Zurr
Daniel Zurr, Ph.D.
Chief Executive Officer

Address:	6501 Dumbarton Circle Fremont, CA 94555
Fax:	(510) 402-4020

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“COMMON HOLDERS” AND “FOUNDERS”

/s/ David M. Fineman
/s/ Ellen Gunn Fineman
David M. Fineman and Ellen Gunn Fineman, Trustees of the Fineman Revocable Trust dated 2/12/97

/s/ Ellen Gunn Fineman
Ellen Gunn Fineman, as Custodian for Chloe Rose Fineman Under the California Uniform Transfers to Minors Act

/s/ Ellen Gunn Fineman
Ellen Gunn Fineman, as Custodian for Emma Hart Fineman Under the California Uniform Transfers to Minors Act

John V. Roos

Bonnee Rubinfeld

Bonnee Rubinfeld and

Loretta Rubinfeld, JTWROS

/s/ J. Gregory Swendsen
J. Gregory Swendsen, The J. Gregory Swendsen Revocable Living Trust Dated February 1, 2001

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Common Holders and Founders cont’d]

Susan H. Bell, The Susan H. Bell Revocable Trust U/A Dated January 31, 2001

/s/ Daniel Zurr
Daniel Zurr

/s/ Daniel Zurr
Daniel Zurr, Goddard and Ephrat Trust Company fbo Mr. Daniel Zurr

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES A INVESTORS”

/s/ Donald Campbell
Donald T. Campbell, IRA FBO Donald T. Campbell/DUSC as Custodian/Rollover Account

/s/ David L. Austin
David L. Austin, MLPF&S Custodian FPO David L. Austin RRA Account 813-81530

/s/ Frances M. Austin
Frances M. Austin, MLPF&S Custodian FPO Frances M. Austin RRA Account 813-81530

Deborah R. Bernstein and

Harvey S. Hecht, as Community Property

Harvey S. Hecht

Robert Brockman, Robert Bruckman, M.D., Inc. Money Purchase Pension Plan

First Trust Corporation TTEE FBO Harvey Hecht IRA M619043-0001

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series A Investors cont’d]

/s/ Patricia Berns
Patricia Berns

Deborah R. Bernstein and Harvey S. Hecht, TTEE Deborah R. Bernstein and Harvey S. Hecht Living Trust

Robert Bruchnan and

Mari Brockman, as Community Property

Robert Bruckman, Robert Bruckman, M.D., Inc. Profit Sharing Plan

Robert Bruckman, TTEE Murray A. Bruckman Trust

Jerome C. Dougherty, Trustee for Jerome Dougherty Attorney at Law Money chase Pension and Profit Sharing Plan Trust

Chrism Pardee Erdman

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series A Investors cont’d]

Lois Pat Lee Gintjee, Trustee of the Lois Pat Lee Gintjee Living Trust, dated November 19, 1996

/s/ David Fineman
David Fineman, TTEE, The Gunn-Fineman Inc. Profit Sharing and Money Purchase Pension Trust

/s/ Joyce Hawkins
Joyce Hawkins, TTEE, Hawkins Family Trust dated March 18, 1991

Jeffrey A. Hawkins

Jonathan D. Hawkins

/s/ Roger W. Hedin, M.D.
Roger W. Hedin, M.D. and

/s/ Mary A. Hedin
Mary A. Hedin, as Community Property

Bonnie J. Lawless

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series A Investors cont’d]

/s/ Kathleen Lewis, M.D.
Kathleen Lewis, M.D. and

/s/ Julien Hoffman
Julien Hoffman, as Community Property

/s/ Kathleen Lewis, M.D.
San Francisco Neonatology Medical Group Profit Sharing Plan fbo Kathleen Lewis, M.D.

W. Scott Newhall

Mark I. Peterson, TTEE, Mark J. Peterson, Inc. Money Purchase Pension Plan

/s/ Polly Sue Ogden
Polly Sue Ogden, TTEE, Polly Ogden Associates Keogh Profit Sharing and Money Purchase Pension Plans

Donald H. Oppenheim

/s/ Peter Oppenheim
Peter Oppenheim, TTEE, Oppenheim Family Trust u/t/a dated June 1974

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series A Investors cont’d]

/s/ Sylvia Oppenheim
Sylvia Oppenheim, TTEE, Oppenheim Family Trust u/t/a dated June 1974

Joseph D. Sabella, TTEE, Sabella Family Trust dated May 18, 1987

Iris Sabella, Sabena Family Trust dated May 18, 1987

Jack Sender and

Merideth Sender, as Community Property

/s/ Alfred D. Oppenheim
Alfred D. Oppenheim, TTEE, Oppenheim/Slagle Family Trust u/t/a dated August 12, 1991

/s/ Terri A. Slagle
Terri A. Slagle, TTEE, Oppenheim/Slagle Family Trust u/t/a dated August 12, 1991

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series A Investors cont’d]

/s/ Terri A. Slagle
Terri A. Slagle, San Francisco Neonatology Medical Group Profit Sharing Plan fbo Terri A. Slagle

/s/ Steven Goldman
Steven Goldman, San Francisco Neonatology Medical Group Profit Sharing Plan fbo Steven Goldman, M.D.

/s/ Gerald L. Vercesi
Gerald L. Vercesi, TTEE, Vercesi Family Trust dated December 15, 1994

/s/ Donna E. Vercesi
Donna E. Vercesi, TTEE, Vercesi Family Trust dated December 15, 1994

James L. Warren and

Cassandra H. Warren, as Community Property

Mark Wexman, California Central Trust Bank, TTEE, fbo Mark Wexman, M.D.

Mark Wexman, M.D. and

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series A Investors cont’d]

Karen Wexman, M.D., as Community Property

WS INVESTMENT COMPANY 94A

By:	/s/ Illegible
Title:

Howard B. Zack and

Diane C. Zack, as Community Property

/s/ John Ziegler
John Ziegler

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES B INVESTORS”

Delaware Charter Guarantee & Trust Co., fbo James L. Warren IRA

Mark Wexman, MD: and

Karen Wexman, M.D., as Community Property

Diane C. Zack and

Howard B. Zack, as Community Property

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES B PURCHASERS”

TAKO VENTURES, LLC a California limited liability company

By:	Cephalopod Corporation, Member

By: Philip B. Simon, President

/s/ Philip B. Simon

/s/ Donald T. Campbell
Donald T. Campbell, IRA FBO Donald T. Campbell/DUSC as Custodian/Rollover Account

Christian Pardee Erdman

/s/ Steven Goldman
Steven Goldman, M.D.

/s/ Peter Oppenheim
Peter and Sylvia Oppenheim, Trustees Oppenheim Family Trust u/t/a dated June 1974

/s/ Sylvia Oppenheim
Peter and Sylvia Oppenheim, Trustees Oppenheim Family Trust u/t/a dated June 1974

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES C INVESTORS”

TAKO VENTURES, LLC a California limited liability company

By:	Cephalopod Corporation, Member

By: Philip B. Simon, President

/s/ Philip B. Simon

Jeffrey A. Hawkins

Peter Oppenheim and

Sylvia Oppenheim, TTEES of the Oppenheim Family Trust dated June 12, 1994

Diane C. Zack and

Howard B. Zack, as Community Property

Joseph Rubinfeld

John V. Roos

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series C Investors cont’d]

WS INVESTMENT COMPANY 96B

By:	/s/ Illegible
Title:

SUPERGEN, INC., a California corporation

Joseph Rubinfeld, President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES D INVESTOR”

TAKO VENTURES, LLC a California limited liability company

By:	Cephalopod Corporation, Member

By: Philip B. Simon, President

/s/ Philip B. Simon

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES E INVESTORS”

TAKO VENTURES, LLC a California limited liability company

By:	Cephalopod Corporation, Member

By: Philip B. Simon, President

/s/ Philip B. Simon

Robert M. Lawless, TTEE, The Trust of Robert M. and Bernadine T. Lawless

/s/ Gerald L. Vercesi
Gerald L. Vercesi, TTEE, Vercesi Family Trust dated December 15, 1994

/s/ Donna E. Vercesi
Donna E. Vercesi, TTEE, Vercesi Family Trust dated December 15, 1994

James L. Warren and

Cassandra H. Warren, as Community Property

Delaware Charter Guarantee & Trust Co., fbo James L. Warren IRA

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

[Series E Investors cont’d]

CNA TRUST, TTEE FBO Mark Wexman, M.D.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES F INVESTORS”

TAISHO PHARMACEUTICAL CO., LTD.

/s/ Akira Uehara
Akira Uehara President

ASTELLAS PHARMA INC.

/s/ Hirofaini Onosaka
Hirofaini Onosaka Senior Corporate Officer Senior Vice President, Corporate Strategy

MITSUBISHI PHARMA CORPORATION

/s/ Takeshi Komine
Name:	Takeshi Komine
Title:	President

SANKYO CO., LTD.

Name:
Title:

/s/ Doug H. Harlan
Doug H. Harlan

/s/ Hugh P. Harlan
Hugh P. Harlan

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

“SERIES G INVESTORS”

TRANS-SCIENCE GLOBAL BIO- TECHNOLOGY FUND

By:	SBI Asset Management Co., Ltd. Its Truster

/s/ Kazuyuki Matsui
Name: Kazuyuki Matsui
Title: President

TS-US NO.1 INVESTMENT PARTNERSHIP

By:	Trans-Science, Inc. Its General Partner

/s/ Kiyoshi Inoue
Name: Kiyoshi Inoue
Title: CEO & President

ASUKA DBJ INVESTMENT LPS

By:	Asuka DBJ Partners Co., Ltd. Its General Partner

/s/ Toru Mio
Name: Toru Mio
Title: Representative Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

MUFG VENTURE CAPITAL I, LIMITED PARTNERSHIP

By:	The Mitsubishi UFJ Capital Company Limited, its General Partner

/s/ Kazuhiko Tokita
Name: Kazuhiko Tokita
Title: President

ORIX FUND NO. 9

By:	Orix Capital Corporation

/s/ Akira Hirose
Name: Akira Hirose
Title: President

CONCORDIA INVESTMENT, L.P.

/s/ Hirotoshi Komoda
Name: Hirotoshi Komoda
Title:	CEO& President, Birdhill, Its General Partner

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]

TRANS-SCIENCE NO.3 INVESTMENT LIMITED PARTNERSHIP

By:	Trans-Science, Inc. Its General Partner

/s/ Kiyoshi Inoue
Name: Kiyoshi Inoue
Title: CEO & President

TOKIO MARINE & NICHIDO FIRE INSURANCE CO., LTD.

New Financial Markets Dep

/s/ Takashi Yoshikawa
Name: Takashi Yoshikawa
Title: General Manager

ZENSHIN CAPITAL FUND 1F PARTNERSHIP

By:	Zenshin Capital Partners, LLC Its General Partner

/s/ Takeshi Mori
Name: Takeshi Mori
Title: Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THIRD AMENDED

AND RESTATED INVESTORS RIGHTS AGREEMENT]